EXHIBIT 32.2
SECTION 1350 CERTIFICATION OF CHIEF FINANCIAL OFFICER
     In connection with the Quarterly Report of Ladenburg Thalmann Financial Services Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Diane Chillemi, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2007	/s/ Diane Chillemi
Diane Chillemi
Vice President and Chief Financial Officer (Principal Financial Officer)